                                                                   EXHIBIT 10.13

                              AMENDMENT NUMBER 1 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NUMBER 1, dated March 26, 2004 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 5, 2003 (the "Credit Agreement"), among Seabulk International, Inc., a corporation existing under the laws of Delaware, as borrower (the "Borrower"), each Subsidiary Guarantor named therein, each Released Subsidiary Guarantor named therein, Fortis Capital Corp. ("Fortis"), NIB Capital Bank N.V. ("NIB"), The Governor & Company of the Bank of Scotland and each other financial institution which may hereafter execute and deliver an Assignment and Acceptance with respect to the Credit Agreement pursuant to Section 10.11 thereof (any one individually, a "Lender", and collectively, the "Lenders"), Fortis, as administrative agent on behalf of the Lenders (when acting in its capacity as administrative agent under the Credit Agreement or under any other Transaction Document, therein referred to, together with any successor administrative agent, as the "Agent"), and as book runner and as an arranger (when acting in such capacity, an "Arranger") and NIB, as an arranger (when acting in such capacity, an "Arranger", and together with Fortis, the "Arrangers").


                                   WITNESSETH

                  WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Agent have previously entered into the Credit Agreement;

                  WHEREAS, Section 11.04 of the Credit Agreement provides that no amendment of any provision of the Credit Agreement shall be effective unless the amendment shall be in writing and signed by the Requisite Lenders and acknowledged by the Agent;

                  WHEREAS, the Agent and the Requisite Lenders desire to amend the Credit Agreement, and the Borrower and each of the Subsidiary Guarantors has agreed to such amendment, in order to make the changes necessary to increase the Applicable Margin (as originally set forth in Appendix A to the Credit Agreement on the Closing Date) in accordance with the terms set forth herein;

                  NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. DEFINED TERMS. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned to such terms in Appendix A to the Credit Agreement.

                  SECTION 2. AMENDMENTS TO APPENDIX A TO THE CREDIT AGREEMENT. Effective as of the date hereof, for all purposes of the Credit Agreement and all other Transaction Documents, Appendix A to the Credit Agreement shall be amended as follows:



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         (a) the defined term "Applicable Margin" in Appendix A is hereby amended and restated in its entirety as follows:

         "Applicable Margin" means, with respect to each Loan, the margin set forth below if the Adjusted Funded Debt Ratio determined as of the most recent fiscal quarter is:

------------------------------------------ ----------------- ------------------
ADJUSTED FUNDED DEBT RATIO                 LIBOR MARGIN      BASE RATE MARGIN
------------------------------------------ ----------------- ------------------
equal to or greater than 4.00              4.50%             3.50%
------------------------------------------ ----------------- ------------------
equal to or greater than 3.50, but less    4.00%             3.00%
than 4.00
------------------------------------------ ----------------- ------------------
equal to or greater than 3.00, but less    3.50%             2.50%
than 3.50
------------------------------------------ ----------------- ------------------
equal to or greater than 2.00, but less    2.50%             1.50%
than 3.00
------------------------------------------ ----------------- ------------------
less than 2.00                             1.75%             0.75%
------------------------------------------ ----------------- ------------------


         (b) the defined term "Commitment Fee Percentage" is hereby amended and restated in its entirety as follows:

         "Commitment Fee Percentage" means the percentage set forth below if the Adjusted Funded Debt Ratio (expressed as a percentage) is determined as of the most recent fiscal quarter:

---------------------------------------------------- --------------------------
ADJUSTED FUNDED DEBT RATIO                           COMMITMENT FEE PERCENTAGE
---------------------------------------------------- --------------------------
equal to or greater than 4.00                        1.000%
---------------------------------------------------- --------------------------
equal to or greater than 3.50, but less than 4.00    0.875%
---------------------------------------------------- --------------------------
equal to or greater than 3.00, but less than 3.50    0.750%
---------------------------------------------------- --------------------------
equal to or greater than 2.00, but less than 3.00    0.625%
---------------------------------------------------- --------------------------
less than 2.00                                       0.500%
---------------------------------------------------- --------------------------


         SECTION 3. Amendment to Credit Agreement

         (a) Section 6.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:




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                  MAXIMUM ADJUSTED FUNDED DEBT RATIO. With respect to the
Borrower, maintain an Adjusted Funded Debt Ratio determined as of the last day of each of the Borrower's fiscal quarters commencing March 31, 2003 as follows:

                  (a) through the fiscal quarter ending March 31, 2004, not more than 4.50 to 1.00; and

                  (b) through the fiscal quarter ending June 30, 2004, not more than 4.80 to 1.00;

                  (c) through the fiscal quarter ending September 30, 2004, not more than 4.80 to 1.00;

                  (d) through the fiscal quarter ending December 31, 2004, not more than 4.65 to 1.00; and

                  (e) thereafter, not more than 3.50 to 1.00.

                  SECTION 4. EFFECTIVENESS OF CREDIT AGREEMENT. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Credit Agreement, as amended, shall remain in full force and effect and the Credit Agreement and Appendix A thereto is hereby ratified in all respects.

                  SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  SECTION 6. CONDITIONS PRECEDENT TO AMENDMENT. This Amendment will become effective subject to the following conditions precedent:

                  (a) There is no Default or Event or Default currently existing; and

                  (b) The amendment fee in an amount equal to the product of (i) 0.25% and (ii) the Aggregate Tranche A Loan Commitment has been paid in full to the Agent on behalf of the Lenders.

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO NEW YORK'S CONFLICTS OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signature Page Follows]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed to be duly executed, all as of the day and year first above written.

                      FORTIS CAPITAL CORP. as Agent

                      By:
                         ----------------------------------------------

                      By:
                         ----------------------------------------------
                           Address: Three Stamford Plaza,
                                    301 Tresser Boulevard
                                    Stamford, CT 06901-3239
                           Phone:   (203) 705-5787
                           Fax:     (203) 705-5896

                      NIB CAPITAL BANK N.V., as Arranger and Lender

                      By:
                         ----------------------------------------------

                      By:
                         ----------------------------------------------
                           Address:
                           Phone:
                           Fax:

                      THE GOVERNOR & COMPANY OF THE BANK OF SCOTLAND, as Lender

                      By:
                         ----------------------------------------------
                          Address:  1st Floor, New Uberior House
                                    11 Earl Grey Street
                                    Edinburgh, EH3 9BN
                                    United Kingdom
                           Phone:   +44-131-659-0320
                           Fax:     44-131-659-0387


                      SEABULK INTERNATIONAL, INC.,
                      the Borrower,


                      By:
                         ----------------------------------------------
                           Address: 2200 Eller Dr.,
                                    Fort Lauderdale, FL 33316
                           Phone:   (954) 524-4200
                           Fax:     (954) 527-1772



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                               SEABULK ARIES II, INC.
                               SEABULK BETSY, INC.
                               SEABULK CAROL, INC.
                               SEABULK CORMORANT, INC.
                               SEABULK DEFENDER, INC
                               SEABULK EMERALD, INC.
                               SEABULK HORIZON, INC.
                               SEABULK KESTREL, INC.
                               SEABULK MERLIN, INC.
                               SEABULK OSPREY, INC.
                               SEABULK OFFSHORE, LTD.
                               By its general partner Seabulk Tankers, Ltd
                               By its general partner Seabulk Transport, Inc. SEABULK RAVEN, INC.
                               SEABULK TOUCAN, INC.
                               SEABULK TOWING, INC.
                               SEABULK ALKATAR, INC.
                               SEABULK SAPPHIRE, INC.
                               SEABULK TOWING SERVICES, INC.
                               OFFSHORE MARINE MANAGEMENT
                               INTERNATIONAL, INC.,
                               SEABULK TANKERS, LTD.
                               By its general partner Seabulk Transport, Inc. SEABULK OFFSHORE GLOBAL HOLDINGS, INC.
                               SEABULK OFFSHORE HOLDINGS, INC.
                               SEABULK OFFSHORE OPERATORS, INC.
                               SEABULK MARINE INTERNATIONAL, INC
                               SEABULK TANKERS, INC.
                               each a Subsidiary Guarantor

                               By:
                                  ----------------------------------------------
                                    Address:  2200 Eller Dr.,
                                              Fort Lauderdale, FL 33316
                                    Phone:   (954) 524-4200
                                    Fax:     (954) 527-1772





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